UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 18, 2013

SOLARCITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35758	02-0781046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3055 Clearview Way

San Mateo, California 94402

(Address of principal executive offices, including zip code)

(650) 638-1028

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Bank of America, N.A. Credit Agreement dated March 8, 2012

On June 18, 2013, SolarCity Corporation (the “Company”) entered into an Amendment Number One to Credit Agreement, dated as of June 18, 2013, among the Company, Bank of America, N.A., as administrative agent (“Bank of America”) and the lenders party thereto (such agreement, “BOA Amendment A”). BOA Amendment A amends the Credit Agreement, dated March 8, 2012, among the Company, Bank of America and the lenders party thereto (as amended from time to time, the “March 2012 Original Credit Agreement”).

Pursuant to BOA Amendment A, the parties agreed to modify the definition of “Debt Service Coverage Ratio” in Original Credit Agreement A to be equal to the ratio of: (a) for the trailing 12-month period then ending on the most recent fiscal quarter end available (i) EBITDA, less (ii) Maintenance Capital Expenditures, to (b) cash Interest Charges, for the trailing 12-month period then ending on the most recent fiscal quarter end available. Capitalized terms included in this paragraph that are not otherwise defined in this Item 1.01 have the meanings ascribed to them in the March 2012 Original Credit Agreement.

The foregoing description of BOA Amendment A does not purport to be complete and is qualified in its entirety by reference to BOA Amendment A, which is filed as Exhibit 10.8c to this Current Report on Form 8-K and is incorporated by reference herein.

Amendment to Bank of America, N.A. Credit Agreement dated September 10, 2012

On June 18, 2013, the Company entered into an Amendment Number One to Credit Agreement, dated as of June 18, 2013, among the Company, Bank of America, as Administrative Agent and the lenders party thereto (“BOA Amendment B”). BOA Amendment B amends the Credit Agreement, dated September 10, 2012, among the Company, certain subsidiaries of the Company, as guarantors, Bank of America, as administrative agent, Bank of America Merrill Lynch, as sole lead arranger and sole book manager and the lenders party thereto (as amended from time to time, the “September 2012 Original Credit Agreement”).

Pursuant to BOA Amendment B, the parties agreed to modify the September 2012 Original Credit Agreement to permit the Company to (i) incur indebtedness in connection with the issuance of up to $345.0 million aggregate principal amount of unsecured notes with an interest rate not to exceed 5.00% (the “Permitted Convertible Indebtedness”); and (ii) enter into a certain proposed agreement whereby the Company will lend shares of its common stock, par value $0.0001, in connection with the Permitted Convertible Indebtedness (the “Share Lending Transaction”). The parties further agreed to clarify the borrowing base calculations under the revolving credit facility which, among other things, allows Bank of America in certain circumstances to adjust the borrowing base under the revolving credit facility.

Pursuant to BOA Amendment B, the parties agreed to modify the definition of “Debt Service Coverage Ratio” in September 2012 Original Credit Agreement to be equal to the ratio of: (a) for the trailing 12-month period then ending on the most recent fiscal quarter end available (i) EBITDA, less (ii) Maintenance Capital Expenditures, to (b) cash Interest Charges, for the trailing 12-month period then ending on the most recent fiscal quarter end available. Capitalized terms included in this paragraph that are not otherwise defined in this Item 1.01 have the meanings ascribed to them in the September 2012 Original Credit Agreement.

The foregoing description of BOA Amendment B does not purport to be complete and is qualified in its entirety by reference to BOA Amendment B, which is filed as Exhibit 10.10d to this Current Report on Form 8-K and is incorporated by reference herein.

Amendment to U.S. Bank National Association Credit Agreement dated January 24, 2011

On June 18, 2013, the Company entered into a Sixth Amendment to Term Loan Agreement, dated as of June 18, 2013, between the Company and U.S. Bank National Association (the “U.S. Bank Amendment”). The U.S. Bank Amendment amends the Term Loan Agreement, dated as of January 24, 2011 (as amended from time to time, the “Existing U.S. Bank Credit Agreement”).

Pursuant to the U.S. Bank Amendment, the parties agreed to modify the Existing U.S. Bank Credit Agreement to permit the Company to (i) incur the Permitted Convertible Indebtedness (as defined herein) under the condition that the scheduled maturity date of the Permitted Convertible Indebtedness occurs after February 1, 2016 and such indebtedness is not subject to any financial covenants; and (ii) enter into the Share Lending Transaction (as defined herein).

Pursuant to U.S. Bank Amendment, the parties agreed to modify the definition of “Debt Service Coverage Ratio” in September 2012 Original Credit Agreement to be equal to the ratio of: (a) for the trailing 12-month period then ending on the most recent fiscal quarter end available (i) EBITDA, less (ii) Maintenance Capital Expenditures, to (b) cash Interest Charges, for the trailing 12-month period then ending on the most recent fiscal quarter end available. Capitalized terms included in this paragraph that are not otherwise defined in this Item 1.01 have the meanings ascribed to them in the Existing U.S. Bank Credit Agreement.

The foregoing description of the U.S. Bank Amendment does not purport to be complete and is qualified in its entirety by reference to the U.S. Bank Amendment, which is filed as Exhibit 10.6h to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01. Other Events.

Between August 2012 and May 2013, the Company entered into several non-material amendments to each of the March 2012 Original Credit Agreement, the September 2012 Original Credit Agreement and the Existing U.S. Bank Credit Agreement. These amendments are filed as Exhibits 10.6e, 10.6f, 10.6g, 10.8a, 10.8b, 10.10a, 10.10b and 10.10c to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.6e	Amendment to Term Loan Agreement and Revolving Credit Agreement, dated as of August 15, 2012, between the Company and U.S. Bank National Association.

10.6f	Fifth Amendment to Term Loan Agreement, dated as of October 12, 2012, between the Company and U.S. Bank National Association.

10.6g	Amendment to Term Loan Agreement, dated as of May 9, 2013, between the Company and U.S. Bank National Association.

10.6h	Sixth Amendment to Term Loan Agreement, dated as of June 18, 2013, between the Company and U.S. Bank National Association.

10.8a	Amendment to Credit Agreement, dated as of October 12, 2012, among the Company, Bank of America, N.A., as Administrative Agent and the lenders party thereto.

10.8b	Amendment to Credit Agreement, dated as of December 31, 2012, among the Company, Bank of America, N.A., as Administrative Agent and the lenders party thereto.

10.8c	Amendment Number One to Credit Agreement, dated as of June 18, 2013, among the Company, Bank of America, N.A., as Administrative Agent and the lenders party thereto.

10.10a	Amendment to Credit Agreement, dated as of October 12, 2012, among the Company, Bank of America, N.A., as Administrative Agent and the lenders party thereto.

10.10b	Amendment to Credit Agreement, dated as of November 9, 2012, among the Company, Bank of America, N.A., as Administrative Agent and the lenders party thereto.

10.10c	Amendment to Credit Agreement, dated as of December 31, 2012, among the Company, Bank of America, N.A., as Administrative Agent and the lenders party thereto.

10.10d	Amendment Number One to Credit Agreement, dated as of June 18, 2013, among the Company, Bank of America, N.A., as Administrative Agent and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARCITY CORPORATION

By:	/s/ Lyndon R. Rive
Lyndon R. Rive Chief Executive Officer

Date: June 24, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.6e	Amendment to Term Loan Agreement and Revolving Credit Agreement, dated as of August 15, 2012, between the Company and U.S. Bank National Association.

10.6f	Fifth Amendment to Term Loan Agreement, dated as of October 12, 2012, between the Company and U.S. Bank National Association.

10.6g	Amendment to Term Loan Agreement, dated as of May 9, 2013, between the Company and U.S. Bank National Association.

10.6h	Sixth Amendment to Term Loan Agreement, dated as of June 18, 2013, between the Company and U.S. Bank National Association.

10.8a	Amendment to Credit Agreement, dated as of October 12, 2012, among the Company, Bank of America, N.A., as Administrative Agent and the lenders party thereto.

10.8b	Amendment to Credit Agreement, dated as of December 31, 2012, among the Company, Bank of America, N.A., as Administrative Agent and the lenders party thereto.

10.8c	Amendment Number One to Credit Agreement, dated as of June 18, 2013, among the Company, Bank of America, N.A., as Administrative Agent and the lenders party thereto.

10.10a	Amendment to Credit Agreement, dated as of October 12, 2012, among the Company, Bank of America, N.A., as Administrative Agent and the lenders party thereto.

10.10b	Amendment to Credit Agreement, dated as of November 9, 2012, among the Company, Bank of America, N.A., as Administrative Agent and the lenders party thereto.

10.10c	Amendment to Credit Agreement, dated as of December 31, 2012, among the Company, Bank of America, N.A., as Administrative Agent and the lenders party thereto.

10.10d	Amendment Number One to Credit Agreement, dated as of June 18, 2013, among the Company, Bank of America, N.A., as Administrative Agent and the lenders party thereto.